ARIEL MUTUAL FUNDS


                          Ariel Fund

                          Ariel Appreciation Fund

                          Ariel Premier Bond Fund

                             Annual Report-September 30, 1999



                          THE PATIENT INVESTOR [LOGO]

SHAREHOLDER NEWS


YOUR ACCOUNT STATEMENTS

We are mailing your account statements detailing your distributions for 1999 early this year. These statements provide information about your fund dividends and capital gains, as well as a record of all your account transactions from January 1, 1999 through mid-December 1999. This early mailing will give you the added security of paper documentation prior to the New Year. As always, we will mail your year-end statements detailing all of your 1999 account transactions in early January.

ARIEL FUND DISTRIBUTION

At Ariel Mutual Funds, we concentrate on doing one thing and doing it well-superior stock picking. We seek to maximize returns for our clients by purchasing stocks when they are out of favor, then selling them for a profit when they have realized their true value. We maintain a focused approach to value investing, and our portfolios have held some great success stories over the years.

Many stocks in the Ariel Fund have performed quite well over the past several years and were sold in 1999 because they reached our disciplined sell targets. As such, Ariel Fund's capital gains distribution for 1999 will be higher than last year's. REMEMBER, TAX-FREE AND TAX-DEFERRED RETIREMENT ACCOUNTS ARE EXEMPT FROM CAPITAL GAINS TAXES.

Ariel Mutual Funds will make its income and capital gains distributions on December 15, 1999 to shareholders of record on December 14, 1999. As with all mutual funds, the net asset value (NAV) of the Ariel Fund will drop by the amount of the distribution per share the day following the distribution. You will notice this change in the fund's NAV, which is reported daily in the newspaper. REMEMBER, YOUR TOTAL ACCOUNT VALUE WILL NOT RISE OR FALL AS A RESULT OF THE DISTRIBUTION; RATHER, YOU WILL HAVE MORE SHARES OF THE FUND AT A LOWER PRICE PER SHARE.

Ariel Investment Trust
307 North Michigan Avenue
Suite 500
Chicago, Illinois 60601
800.292.7435
312.726.0140
Fax 312.726.7473



FOR MORE INFORMATION ABOUT THE ARIEL MUTUAL FUNDS INCLUDING MANAGEMENT FEES AND EXPENSES, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTING IN SMALL CAP STOCKS MAY BE MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS.

TABLE OF CONTENTS


The Patient Investor                      2
Company in Focus                          6
Company Updates                           8
Ariel Equity Funds                       10
Schedule of Equity Investments           12
Equity Statistical Summary               16
Ariel Bond Fund                          18
Schedule of Bond Investments             20
Statement of Assets & Liabilities        25
Statement of Operations                  25
Statement of Changes in Net Assets       26
Financial Highlights                     27
Notes to the Financial Statements        29
Report of Independent Auditors           32
Board of Trustees                        33

SLOW AND STEADY WINS THE RACE.-AESOP
THE PATIENT INVEST0R [GRAPHIC]-Registered Trademark-

DEAR FELLOW SHAREHOLDER: For the third quarter ending September 30, 1999, the small companies that comprise the Ariel Fund fell 6.52%. While not pleasant, this result was in line with those of the small stocks of the Russell 2000 Index which lost 6.32% of their value, and even the big names of the Standard & Poor's 500 Index which dropped 6.24%. Moreover, according to mutual fund tracker, Morningstar, the average small cap value fund declined 7.89%. Unfortunately, the news goes from bad to worse on the mid-sized end of the market where the Russell Mid-Cap Index dropped 8.59%; the average mid-cap value fund lost 10.65% (according to Morningstar); and we witnessed the Ariel Appreciation Fund fall 11.76%.(1)

After a brisk second quarter and its double-digit gains, the stock market carnage of the last three months was widely linked to rising interest rates and a long overdue slowdown in corporate profits-which always weakens earnings. The only securities that managed to escape the pain were those in the volatile technology sector where boom and bust cycles are customary. A FORTUNE MAGAZINE headline described this narrow area of market strength as "Nothing but Net"-a clever twist on the familiar basketball saying and a clear indicator of Internet leadership.

In characterizing our results, our view is that many stocks in our portfolios largely fell in sympathy with the environment and were ultimately more affected by negative market sentiment and industry related issues than questionable fundamentals. For example, rising rates cast a cloud over the entire financial services sector during the quarter. Even financial services companies whose fee-generating businesses have little or no correlation to short term interest rate cycles-the very ones we favor-were painted (or should we say tainted) with the same broad brush. And so, we witnessed whole groups of unrelated securities get lumped together. In the Ariel Appreciation Fund, this included Franklin Resources (NYSE: BEN), the mutual fund company whose earnings are tied to an accumulation of investor assets; The Northern Trust Company (OTC: NTRS) whose profits result from the consistent fees generated by its trust operations; and MBIA (NYSE: MBI),

(1)PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PRINCIPLE VALUE AND INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE PERIOD ENDED SEPTEMBER 30, 1999, THE AVERAGE ANNUAL TOTAL RETURNS OF THE ARIEL FUND FOR THE ONE-, THREE-, FIVE-, AND TEN-YEAR PERIODS WERE 14.2%, 16.3%, 15.9% AND 10.6%, RESPECTIVELY. THE ARIEL APPRECIATION FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE-, THREE-, FIVE-, AND SINCE INCEPTION (12/01/89) PERIODS ENDED SEPTEMBER 30, 1999 WERE 17.0%, 19.9%, 18.2% AND 13.7%, RESPECTIVELY.

the municipal bond insurer whose long-term health is most influenced by the cities it insures. In the Ariel Fund, the themes were similar. Thus, over the short term, these predictable and consistent businesses were negatively impacted by Wall Street's angst, but we are confident that this is a temporary phenomenon and over longer periods, valuations will be righted in the face of solid fundamentals.

PORTFOLIO COMINGS AND GOINGS

In the Ariel Fund, we sold our relatively new position in Orion Capital Corp. (NYSE: OC)-a highly specialized, property and casualty insurer-upon the good news of its acquisition by the British insurance company, Royal & Sun Alliance (U.RSA). The $50 per share takeout price represented a 43% premium to our average cost of $35 per share. After doing so well in this position and having accumulated a great deal of knowledge about this business niche, we bought shares in HCC Insurance Holdings, Inc. (NYSE: HCC), another specialized property and casualty insurer, while stocks in this downtrodden sector continue to sell at bargain basement prices. Over the course of the quarter, we also eliminated our holdings in long-time favorite, Ecolab Inc. (NYSE: ECL), based upon our belief that its shares had finally become fully valued. On a less positive note, we began reducing our position in carpet tile manufacturer, Interface, Inc. (OTC: IFSIA) as a result of our concerns about competitive pressures facing the company.

In the Ariel Appreciation Fund, we realized some profits by lightening up on a number of core positions including Carnival Corp. (NYSE: CCL), Allergan, Inc. (NYSE: AGN), Omnicom Group (NYSE: OMC), and the Tribune Company (NYSE: TRB). Our one new stock during the quarter was Newell-Rubbermaid, Inc. (NYSE: NWL), a manufacturer of a diverse group of consumer staples that include hardware, home furnishings, office products and housewares.

THE SEVENTH INNING (EARNINGS) STRETCH

As widely acknowledged, the growth in America's corporate profits has extended virtually uninterrupted over a longer duration than ever before. As such, we have witnessed the greatest period of stock market appreciation in history. Yet, along with these magnificent returns have come equally grandiose expectations for continued investment success and corporate prosperity. It is against this "high hopes" backdrop that CEOs are facing one of their greatest challenges-hitting the ambitious earnings targets set by Wall Street analysts who presume lofty growth rates will continue forever. And so, as FORTUNE surmises, " . . . the simplest, most visible, most merciless measure of corporate success in the 1990s has become this one: DID YOU MAKE YOUR EARNINGS LAST QUARTER?"

It used to be the only way to really gauge the quarter's success was to compare earnings to those of the same quarter of the previous year. This twelve-month period thereby served as an important measure of overall growth. But in today's environment, year-over-year growth comparisons have taken a back seat to the here and now. And so, instead of headlines that report, "Company X up 25% versus last year." We read, "Company X beats estimates by 1 CENT." Now that Wall Street has adopted this instant gratification stance, when companies fail to beat expectations for a single quarter, as BARRON'S reports, "The stock market's punishment . . . has never been more severe." As proof, BARRON'S offers up corporate behemoths and long-time Wall Street darlings, Coca-Cola (NYSE: KO) and Gillette (NYSE: G)-both of which saw their stock prices fall 42% and 48% respectively after they failed to meet analyst estimates.

Once market psychology adapted to this changed emphasis, when companies reported their quarter-end numbers and hit the mark, stock prices would surge on the good news. Then, after we all got used to economic prosperity and a bevy of positive reports, expectations began to soar. As such, just HITTING the numbers was not enough-a company had to beat the "whisper numbers" to witness a meaningful move in stock price. How else is it that no matter the size of the company, big or small, earnings are always better by just one measly cent? MONEY magazine calls it "the magic penny" and offers the example of General Electric (NYSE: GE) as a case in point. Even though the company's revenues are in excess of $100 billion, the magazine reports that, "on July 8, 1999, GE announced that in its second quarter it earned 85 CENTS a share, just a penny more than what Wall Street projected." Statistics from a recent edition of THE NEW YORK TIMES proves this is not an isolated occurrence. "Of the 311 S&P companies that have reported earnings for the quarter, 21.5% beat their estimates by one cent." But now a penny no longer merits a market reaction, which means companies are now shooting for two.

And so, given the very real prospect of stock price free-fall, the inevitability of shareholder lawsuits and legions of disgruntled employees with worthless stock options, corporate titans are desperate not to disappoint. With the ubiquitous earnings discussions in corporate office suites and boardrooms across the country, one could even argue that chief executives are spending more time thinking of creative ways to "manage earnings" than contemplating and implementing the long-term strategies that ultimately grow business.

Desperate times are said to require desperate measures. To this point, bold tactics are being employed to deliver earnings. For starters, it is legal to use pension fund surpluses resulting from fat stock market profits to boost earnings. This means you have to read the fine print in the General Electric (NYSE: GE) annual report to know that the 13% growth rate it reported for last year would have been just 5% had it not been for its pension fund earnings-not overall business growth as one might expect. This accounting bonanza is not unlike those that Securities and Exchange Commission Chairman, Arthur Levitt, has recently condemned. In a speech given last year, he explained, "in a zeal to satisfy consensus earnings estimates and project a smooth earnings path, wishful thinking may be winning the day over faithful representation." More specifically, he zeroed in on a number of dubious practices including improper revenue recognition, unjustified restructuring charges, and what he calls "cookie jar reserves"-earnings held back for future use.

In addition to these hidden maneuvers, high profile methods are also utilized to manipulate earnings reports. Dramatic cost cutting initiatives are one example. Usually, these come in the form of large-scale layoffs, hiring freezes, slashed advertising budgets and curtailed research and development expenditures. Yet, oftentimes it is precisely these quick fixes that hamper long-term development and growth. On the flip side, there's the big spending that accompanies the shopping sprees. In other words, acquisitions undertaken in search of protracted growth. The recent spate suggests that many are ill advised and are ultimately costing businesses perhaps the highest price they can pay-their franchise. The beleaguered Mattel (NYSE: MAT) is a case in point. Confronted with an earnings decline in its coveted Barbie brand, Mattel execs pursued new growth through acquisition. First, in 1996, they made an unsuccessful bid for their number one competitor, Hasbro (NYSE: HAS). Shunned by Hasbro, they bought Tyco Toys where a host of synergies led to earnings growth. Then in 1998, they must have been frantic for doll-maker, Pleasant Company, and educational software manufacturer, The Learning Company, because they paid dearly. According to THE NEW YORK TIMES, "Typically, toy companies command 1 1/2 to 2 times sales... Mattel, however, paid $700 million for The Pleasant Company, a business [with] $300 million in annual revenue. And...$3.8 billion for The Learning Company, which had $850 million in revenue in 1998."

Fast forward to the present where just a few weeks ago Mattel advised Wall Street it would miss third-quarter earnings estimates by as much as 55%, no thanks to a substantial revenue shortfall at The Learning Company. Wall Street's retaliation was swift and severe. Having peaked in mid-1998 at $44 a share, Mattel stock now languishes at $12. Perhaps worst of all, by her own admission, Mattel CEO, Jill Barad, says she still does not know the full extent of the problems at The Learning Company.

Quarter-to-quarter earnings management in hopes of pleasing an insatiable and shortsighted Wall Street crowd is a losing strategy. Real money is made over time. As such, the companies that manage with vision and are not tempted by short-term fixes may take some lumps over the near-term with temporary earnings shortfalls. Yet, ultimately, these managers will be rewarded for having the courage to act in the best interest of the long-term health of their business. We continue to scour the market for this rare breed of excellent business.

As always, we appreciate the opportunity to serve you and welcome any questions or comments that you might have.

Sincerely,


/s/ John W. Rogers, Jr.           /s/ Eric T. McKissack
John W. Rogers, Jr.               Eric T. McKissack, CFA
Portfolio Manager                 Portfolio Manager
Ariel Fund                        Ariel Appreciation Fund


THE FUNDS' PORTFOLIO SECURITIES AS OF SEPTEMBER 30, 1999, INCLUDING THE SECURITIES DISCUSSED IN THIS LETTER, ARE LISTED IN THE SCHEDULE OF INVESTMENTS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

COMPANY


[GRAPHIC]

13403 NORTHWEST FREEWAY
HOUSTON, TX 77040
(713) 690-7300


HCC INSURANCE HOLDINGS, INC. (NYSE: HCC) sells specialized property/casualty insurance, underwrites for unaffiliated insurance companies, and provides related services for commercial and individual customers. HCC's products include direct and reinsurance policies for the aviation, trucking, marine, and offshore energy industries; property/casualty and health policies; and management services for commercial and individual customers. The company operates in Canada, China, Jordan, Turkey, the UK, and the US. Furthermore, the company is expanding via acquisitions, particularly in the areas of aviation insurance, employee health plans, and insurance brokerage services.

REASONS FOR RECOMMENDATION

UNIQUE BUSINESS MODEL

HCC is uniquely positioned as an insurance agency, broker and underwriter. This vertical integration gives HCC control of significant potential revenues. HCC's strategy is focused on growing profits, not premiums or market share. When market factors cause insurance prices to fall to marginally profitable levels, HCC is content to earn fees from agency and brokerage services. Alternatively, when market conditions are favorable, HCC's insurance operations will underwrite the risks. HCC's core competency is recognizing when to focus on its agency and brokerage arm versus its underwriting arm. In addition, HCC has expanded in each of its segments through careful acquisitions. This disciplined business approach has allowed HCC to grow throughout the inherent insurance pricing cycles. Since 1992, HCC has grown its book value (the best measure of growth for an insurance company) at an average annual rate of 20%.

CONSISTENT PROFITABILITY AND POTENTIAL FOR GROWTH

Over the last three years, HCC has achieved average returns on equity (ROE) of almost 17%. These returns are impressive, especially in light of an estimated industry ROE of 10% over the same period. Additionally, the returns have been achieved without any financial leverage. HCC has operated with an underwriting profit every year since its first year as a

IN FOCUS


public company in 1992. HCC has accomplished this record during a time of extremely harsh industry conditions, as supply outpaces demand. Eventually, competitive pressure will ease, and when this occurs, HCC is poised for growth. Through its agency and broker operations, HCC manages close to $1.25 billion in insurance premiums. Reduced competition will make this premium much more profitable driving rapid bottom-line growth.

EXPERIENCED AND RESPECTED MANAGEMENT

Quality management is important for any business, but it is essential for an insurance company. In HCC's case, we trust that management will protect our capital as we wait for industry conditions to improve. In fact, CEO Stephan Way and his management team have continued to profitably grow the business by astutely underwriting selected risks and expanding its distribution segments. This is no accident or string of good luck. Mr. Way has over thirty years of industry experience. His top management comes with excellent resumes from distinguished companies like Aon, the giant Chicago-based insurance broker. Over a dozen independent sources vouched for the intelligence, creativity and integrity that characterize Mr. Way and his team.

VALUATION

Investors deserted the property & casualty insurance sector in 1999. Year-to-date through September 30th, the Standard & Poor's property-casualty insurance index was down -28.6%. We seek excellent companies that are misunderstood or ignored by Wall Street analysts, and we believe HCC is this kind of great business that will serve our shareholders well over the long-term. At a recent price of $16 a share, HCC trades at just nine times our estimate of cash operating earnings for the next twelve months. This price represents only
1.4 times book value and a 38% discount from our private market value (PMV) of $26. We recommend investors initiate positions.

ORION CAPITAL CORPORATION (NYSE: OC) Ariel's insight into the quality of Orion's insurance operations was confirmed when British insurer Royal & Sun Alliance (U.RSA) announced a definitive agreement providing for the acquisition of Orion at a 23% premium over Orion's previous day's closing price and a 65% premium from the share price one month prior to the transaction.

[LOGO]

ORION CAPITAL

9 Farm Springs Road
Farmington, CT 06032
(860) 674-6600

Orion's core insurance operations have performed solidly despite the highly competitive conditions that currently plague other property & casualty insurers. The company's focus on specialty niches of the market allowed operating margins at the workers compensation, professional liability, and auto insurance subsidiaries to stay well above industry averages.

Orion is a great example of value investing at work. Ariel analysts spotted the company months before its eventual purchase, and we jumped at the opportunity to invest when the rest of the market misunderstood Orion's strategic restructuring. Armed with our conviction in Orion's long-term business prospects, we added to our position as industry fears ran rampant, driving virtually all property and casulty insurance stocks further down. We are very pleased the underlying value of the company has been recognized, much to the benefit of Ariel shareholders.

GRACO INCORPORATED (NYSE: GGG) Graco became a new position in the Ariel Fund this past spring. The company has a dominant position in niche markets for fluid handling and control products. Graco's market position allows it to achieve exceptional levels of profitability, reinvest in research and development, and generate significant excess cash flow ($55 million in estimated Owner's Earnings in 1999). The company is not exceptionally cyclical due to its diverse end markets, relatively low product price points, and consistent stream of recurring revenue from parts and accessories. We expect Graco to grow through new product development, expanding global markets, additional market penetration, and selective acquisitions.

Graco is not widely followed by Wall Street analysts and as a result, we feel this Minneapolis-based company remains an undiscovered gem. Operating in a consolidating industry, the Graco franchise is highly coveted by many of its larger peers. We have been rewarded quite nicely from our initial purchase when the stock was selling in the low $20's. Despite its recent appreciation, Graco still offers excellent value selling at 11 times forward 12 months estimated cash earnings and just under 7 times cash flow.

[LOGO]

GRACO-Registered Trademark-

4050 Olson Memorial Hwy.
Golden Valley, MN 55422
(612) 623-6000

We recommend investors add to their positions.

UPDATES


THE ROUSE COMPANY (NYSE: RSE) We recently met with management and also attended a very upbeat, day-long meeting with 70 analysts and portfolio managers. We also toured several of Rouse's premier properties in the Baltimore/Washington area. Each of the company's three operating businesses reported positive news. In its regional mall portfolio, comparable store sales are the strongest in a decade, occupancy is at record levels, and the pipeline of major expansions and new projects is brimming. In its office segment, occupancy is also at record levels. Finally, both of its community developments (Columbia, MD and Summerlin, NV) continue to perform well with the builders' demand for land outstripping Rouse's willingness to sell, resulting in steadily rising prices. Management indicated that the growth rate for the company should rise from the 10% experienced in the past few years towards 15% for the next five years.

THE ROUSE COMPANY

10275 Little Patuxent Pkwy.
Columbia, MD 21044
(410) 992-6000

Despite all of the good news surrounding the company's operations and future prospects, the shares remain very inexpensive-selling at just seven times next year's estimated cash flow. The real estate sector is out of favor on Wall Street, and many excellent companies are selling at bargain prices. Accordingly, Rouse's board of directors recently approved a share repurchase authorization totaling almost 15% of the outstanding shares. Rouse is a company with a proven record, top tier properties, strong fundamentals, and a skilled and talented management team. We continue to recommend the shares for long-term investors.

ECOLAB INC. (NYSE: ECL) After an eleven-year relationship with Ecolab and its management, we sold our holdings in the third quarter. In keeping with our disciplined sell criteria, we exited the position as the company's share price reflected its full value. Additionally, we believed the potential for profit margin improvement had somewhat diminished. We oftentimes remind ourselves that a high valuation typically translates into much greater downside risk when fundamentals fail to meet investor expectations.

[LOGO]

ECOLAB

370 Wabasha Street North
St. Paul, MN 55102
(651) 293-2233


If the stock were to decline further from its current level of around $34, we would consider adding it to our portfolios again. We admire businesses with strong and sustainable franchises, recurring revenue streams, solid cash flows and above-average returns on capital. Ecolab continues to meet these characteristics.

We recommend investors add to positions that offer a more attractive fundamental value.

[GRAPHIC]

TEN LARGEST HOLDINGS
as of September 30, 1999

1  CENTRAL NEWSPAPERS, INC.
   Leading media company with daily newspapers in Phoenix and Indianapolis

2  ROUSE CO.
   Retail mall developer

3  BRADY CORP.
   Manufacturer and distributor of niche industrial safety-related products

4  SPECIALTY EQUIPMENT COS.
   Manufacturer of commercial and institutional food service equipment

5  LEE ENTERPRISES
   Diversified media company

6  BOB EVANS FARMS, INC.
   Operator of family-style restaurants and distributor of food products

7  INTERNATIONAL GAME TECHNOLOGY
   World's leading supplier of computerized gaming devices

8  MBIA, INC.
   Leading insurer of municipal bonds

9  MCCORMICK & CO., INC.
   World's largest spice company

10 HERMAN MILLER, INC.
   One of the country's largest manufacturers of office furniture


ARIEL FUND

       Inception
November 6, 1986

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 1999 (assume reinvestment of dividends and capital gains)
Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

-------------------------------------------------------------------------------------------------------------
                     3rd Quarter     YTD      1 Year      3 Year      5 Year     10 Year     Life of Fund
-------------------------------------------------------------------------------------------------------------
Ariel Fund              -6.5%       -4.9%     +14.2%      +16.3%      +15.9%      +10.6%        +13.9%
-------------------------------------------------------------------------------------------------------------
Russell 2000 Index      -6.3%       +2.4%     +19.1%       +8.7%      +12.4%      +10.9%        +11.0%

                                    [GRAPH]

         [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                                            Ariel Fund Portfolio Composition     Russell 2000 Portfolio Composition
Technology                                          2.90%                                 16.70%
Health Care                                         2.58%                                  9.3%
Consumer Discretionary & Services                  36.51%                                 17.8%
Consumer Staples                                   10.50%                                  2.6%
Integrated Oils                                       --                                   0.10%
Other Energy                                          --                                   3.3%
Materials & Processing                             13.42%                                  9.7%
Producer Durables                                  19.38%                                  8.1%
Autos & Transportation                                --                                   3.6%
Financial Services                                  9.27%                                 21.3%
Utilities                                           2.60%                                  6.4%
Cash and Other                                      2.84%                                  1.1%

ARIEL FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $1.5 BILLION WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL CAP) STOCKS.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL FUND AND COMPARABLE INDICES*

                                    [GRAPH]

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

             Ariel Fund   S&P 500       Russell 2000
  1986        $10,000     $10,000          $10,000
  1987        $11,367     $10,256           $8,860
  1988        $15,905     $11,960          $11,065
  1989        $19,900     $15,749          $12,863
  1990        $16,699     $15,260          $10,354
  1991        $22,163     $19,910          $15,122
  1992        $24,763     $21,427          $17,906
  1993        $26,924     $23,587          $21,292
  1994        $25,786     $23,897          $20,904
  1995        $30,581     $32,878          $26,849
  1996        $37,747     $40,426          $31,279
  1997        $51,502     $53,914          $38,274
  1998        $56,595     $69,320          $37,300
Sep-99        $53,805     $73,040          $38,185

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index measures the performance of smaller companies. All indexes are unmanaged and returns include reinvested dividends. An investor cannot invest directly in an index.

ARIEL APPRECIATION FUND

       Inception
December 1, 1989

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 1999 (assume reinvestment of dividends and capital gains)
Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

-------------------------------------------------------------------------------------------------------------
                         3rd Quarter      YTD      1 Year      3 Year      5 Year     Life of Fund
-------------------------------------------------------------------------------------------------------------
Ariel Appreciation Fund     -11.8%       -5.2%     +17.0%      +19.9%      +18.2%        +13.7%
-------------------------------------------------------------------------------------------------------------
Russell Mid Cap Index        -8.6%       +0.9%     +19.5%      +14.9%      +17.5%        +14.5%

                                    [GRAPH]

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                                   Ariel Appreciation Fund Portfolio Composition     Russell Mid Cap Portfolio Composition
Technology                                    1.14%                                          16.4%
Health Care                                   6.52%                                           6.0%
Consumer Discretionary & Services            36.40%                                          17.2%
Consumer Staples                             13.02%                                           3.9%
Integrated Oils                                 --                                            1.9%
Other Energy                                    --                                            3.9%
Materials & Processing                        9.86%                                           8.4%
Producer Durables                             9.65%                                           5.3%
Autos & Transportation                          --                                            4.5%
Financial Services                           18.05%                                          18.3%
Utilities                                     4.26%                                          12.4%
Cash and Other                                1.1%                                            1.8%

ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD -USUALLY THREE TO FIVE YEARS. THE FUDN INVESTS IN SMALL AND MIDSIZE COMPANIES WITH MARKET CAPITALIZATIONS FROM $200 MILLION TO $5 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID CAP) STOCKS.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL FUND AND COMPARABLE INDICES*

                                    [GRAPH]

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

             Ariel Appreciation Fund     S&P 500     Russell Mid Cap
   1989          $10,000                 $10,000         $10,000
   1990           $9,902                  $9,922          $9,006
   1991          $13,184                 $12,945         $12,744
   1992          $14,930                 $13,932         $14,826
   1993          $16,115                 $15,336         $16,947
   1994          $14,763                 $15,539         $16,592
   1995          $18,330                 $21,378         $22,308
   1996          $22,677                 $26,286         $26,547
   1997          $31,283                 $35,056         $34,247
   1998          $37,398                 $45,074         $37,705
 Sep-99          $35,459                 $47,492         $38,027

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell Mid Cap Index measures the performance of small and mid-sized companies. All indexes are unmanaged and returns include reinvested dividends. An investor cannot invest directly in an index.

TEN LARGEST HOLDINGS
as of September 30, 1999

1  HASBRO, INC.
   Prominent toy manufacturer

2  CENTURYTEL, INC.
   Diversified telecommunications company

3  ROUSE CO.
   Retail mall developer

4  WHITMAN CORP.
   PepsiCo's largest independent domestic bottler

5  SYBRON INTERNATIONAL CORP.
   Principal manufacturer of products for the laboratory and professional orthodontic and dental markets

6  CENTRAL NEWSPAPERS, INC.
   Leading media company with daily newspapers in Phoenix and Indianapolis

7  MBIA, INC.
   Leading insurer of municipal bonds

8  MCCORMICK & CO., INC.
   World's largest spice company

9  LEE ENTERPRISES
   Diversified media company

10 HERMAN MILLER, INC.
   One of the country's largest manufacturers of office furniture

        ARIEL FUND
        SCHEDULE OF INVESTMENTS
        SEPTEMBER 30, 1999

         Number  COMMON STOCKS - 97.16%                 Cost        Market Value
      of Shares
                CONSUMER DISCRETIONARY--36.51%

        450,533 Bob Evans Farms, Inc.                $7,533,726      $9,179,610
        304,200 Central Newspapers, Inc., Class A     4,918,306      13,536,900
        195,100 Day Runner, Inc.*                     2,336,476       1,633,963
        269,200 Department 56, Inc.*                  8,762,802       6,443,975
         14,800 Grey Advertising, Inc.                4,966,732       5,446,400
        378,200 Hasbro, Inc.                          4,284,019       8,107,662
        494,200 International Game Technology*        9,057,597       8,895,600
        351,900 Lee Enterprises                       9,779,201       9,633,262
        281,000 Leggett & Platt, Inc.                 2,724,420       5,532,188
        242,700 Libbey, Inc.                          8,806,015       7,174,819
         81,400 True North Communications, Inc.       2,097,738       2,960,925
                                                      ---------       ---------
                                                     65,267,032      78,545,304
                                                     ----------      ----------

                CONSUMER STAPLES--10.50%

        247,800 Longs Drug Stores, Inc.               5,354,648       7,403,025
        261,000 McCormick & Co., Inc.                 6,390,529       8,629,313
        460,200 Whitman Corp.                         7,564,041       6,557,850
                                                      ---------       ---------
                                                     19,309,218      22,590,188
                                                     ----------      ----------

         Number COMMON STOCKS - 97.16% (cont)           Cost        Market Value
      of Shares
                FINANCIAL SERVICES--9.27%

         47,300 Arthur J. Gallagher & Co.            $1,821,142      $2,518,725
        133,600 HCC Insurance Holdings, Inc.          2,186,187       2,246,150
        246,600 Horace Mann Educators Corp.           6,799,783       6,365,362
        189,000 MBIA, Inc.                            7,379,126       8,812,125
                                                      ---------       ---------
                                                     18,186,238      19,942,362
                                                     ----------      ----------

                HEALTH CARE--2.58%

        178,000 Wesley Jessen VisionCare, Inc.*       4,686,064       5,551,375
                                                     ----------      ----------

                MATERIALS AND PROCESSING--13.42%

        323,700 Brady Corp.                           8,067,067      10,358,400
        143,900 Hunt Corp.                            1,916,478       1,178,181
        338,500 Interface, Inc., Class A              2,407,010       1,734,812
        456,100 Rouse Co.                             9,199,370      10,490,300
        377,350 Shorewood Packaging Corp.*            2,849,444       5,117,809
                                                      ---------       ---------
                                                     24,439,369      28,879,502
                                                     ----------      ----------

                PRODUCER DURABLES--19.38%

        237,570 General Binding Corp.                 4,393,121       4,810,793
        110,300 Graco, Inc.                           3,003,245       3,619,219
        430,900 Hussmann International, Inc.          6,891,049       7,325,300
        267,400 IDEX Corp.                            6,703,947       7,570,762
        357,900 Miller (Herman), Inc.                 6,138,750       8,556,047
        388,175 Specialty Equipment Cos., Inc.*       4,666,646       9,801,419
                                                      ---------       ---------
                                                     31,796,758      41,683,540
                                                     ----------      ----------

                TECHNOLOGY--2.90%

        280,050 Littelfuse, Inc.*                     7,133,451       6,231,112
                                                      ---------       ---------


        Number  COMMON STOCKS - 97.16% (cont)           Cost        Market Value
     of Shares
                UTILITIES--2.60%

        137,900 CenturyTel, Inc.                     $2,064,894      $5,602,188
                                                     ----------      ----------

                Total Common Stocks                 172,883,024     209,025,571
                                                    -----------     -----------


      Principal REPURCHASE
         Amount AGREEMENT-3.58%
     $7,711,150 State Street Bank & Trust
                Company Repurchase
                Agreement, 4.25%, dated
                9/30/1999, repurchase price
                $7,712,061, maturing
                10/1/1999 (collateralized by
                U.S. Treasury Bond, 7.50%,
                11/15/2016)                           7,711,150       7,711,150
                                                      ---------       ---------

                Total Repurchase Agreement            7,711,150       7,711,150
                                                      ---------       ---------

                Total Investments - 100.74%        $180,594,174     216,736,721
                                                   ------------
                                                   ------------

                Liabilities less Other Assets-(0.74)%                (1,591,411)
                                                                      ---------

                NET ASSETS-100.00%                                  $215,145,310
                                                                    ------------
                                                                    ------------

*Non-income producing

The accompanying notes are an integral part of the financial statements.

        ARIEL APPRECIATION FUND
        SCHEDULE OF INVESTMENTS
        SEPTEMBER 30, 1999

        Number  COMMON STOCKS-98.90%                    Cost        Market Value
     of Shares
                CONSUMER DISCRETIONARY--36.40%

        339,000 Bob Evans Farms, Inc.                $6,772,133      $6,907,125
        166,300 Carnival Corp.                        1,263,454       7,234,050
        311,000 Central Newspapers, Inc., Class A     9,246,338      13,839,500
        254,700 Galileo International, Inc.          10,660,921      10,251,675
        266,650 Harte-Hanks, Inc.                     2,342,964       6,716,247
        701,550 Hasbro, Inc.                         11,285,231      15,039,478
        292,600 Houghton Mifflin Co.                 10,279,556      11,886,875
        632,900 International Game Technology*       10,558,246      11,392,200
        478,400 Lee Enterprises                      13,452,510      13,096,200
        546,945 Leggett & Platt, Inc.                 7,447,654      10,767,980
        183,200 Libbey, Inc.                          6,323,642       5,415,850
        205,800 Newell Rubbermaid, Inc.               6,158,429       5,878,162
         45,700 Omnicom Group, Inc.                     446,375       3,618,869
        128,300 Tribune Co.                           2,589,101       6,382,925
                                                      ---------       ---------
                                                     98,826,554     128,427,136
                                                     ----------     -----------

                CONSUMER STAPLES--13.02%

        227,472 Clorox Co.                            7,929,919       8,700,804
        329,440 Longs Drug Stores Corp.               7,637,019       9,842,020
        403,155 McCormick & Co., Inc.                10,736,899      13,329,312
        987,600 Whitman Corp.                        17,018,080      14,073,300
                                                     ----------      ----------
                                                     43,321,917      45,945,436
                                                     ----------      ----------


        Number  COMMON STOCKS--98.90% (cont)            Cost        Market Value
     of Shares
                FINANCIAL SERVICES--18.05%

         70,800 Arthur J. Gallagher & Co.            $2,866,301      $3,770,100
        438,300 Equifax, Inc.                        13,918,574      12,327,188
        308,000 Franklin Resources, Inc.             10,484,728       9,471,000
        287,200 MBIA, Inc.                           13,524,629      13,390,700
        422,200 MBNA Corp.                            7,101,389       9,631,438
         89,700 Northern Trust Corp.                  1,855,358       7,489,950
        169,600 XL Capital Ltd.                       9,650,717       7,632,000
                                                      ---------       ---------
                                                     59,401,696      63,712,376
                                                     ----------      ----------

                HEALTH CARE--6.52%

         82,000 Allergan, Inc.                        2,645,955       9,020,000
        520,800 Sybron International Corp.*           9,490,559      13,996,500
                                                      ---------      ----------
                                                     12,136,514      23,016,500
                                                     ----------      ----------

                MATERIALS AND PROCESSING--9.86%

        133,000 Avery Dennison Corp.                  8,156,137       7,015,750
        138,225 Brady Corp.                           2,772,727       4,423,200
        369,400 Interface, Inc., Class A              6,182,273       1,893,175
        642,400 Rouse Co.                            12,403,234      14,775,200
        493,915 Shorewood Packaging Corp.*            4,561,712       6,698,722
                                                      ---------       ---------
                                                     34,076,083      34,806,047
                                                     ----------      ----------

                PRODUCER DURABLES--9.65%

        227,450 Hussmann International, Inc.          3,421,743       3,866,650
        528,400 Miller (Herman), Inc.                10,431,718      12,632,063
         91,800 Pitney-Bowes, Inc.                    3,780,667       5,594,062
        473,000 Specialty Equipment Cos., Inc.*       6,501,376      11,943,250
                                                      ---------      ----------
                                                     24,135,504      34,036,025
                                                     ----------      ----------

        Number  COMMON STOCKS-98.90% (cont)             Cost        Market Value
     of Shares
                TECHNOLOGY--1.14%

        180,325 Littelfuse, Inc.*                    $4,375,871      $4,012,231
                                                     ----------      ----------

                UTILITIES--4.26%

        369,925 CenturyTel, Inc.                      5,933,075      15,028,203
                                                      ---------      ----------

                Total Common Stocks                 282,207,214     348,983,954
                                                    -----------     -----------


      Principal  REPURCHASE                             Cost        Market Value
        Amount   AGREEMENT-0.40%
      $1,400,542 State Street Bank & Trust
                 Company Repurchase
                 Agreement, 4.25%, dated
                 9/30/1999, repurchase price
                 $1,400,707, maturing
                 10/1/1999 (collateralized by
                 U.S. Treasury Bond, 8.875%,
                 8/15/2017)                          $1,400,542      $1,400,542
                                                     ----------      ----------

                Total Repurchase Agreement            1,400,542       1,400,542
                                                      ---------       ---------

                Total Investments-99.30%           $283,607,756     350,384,496
                                                   ------------
                                                   ------------

                Other Assets less Liabilities-0.70%                   2,456,761
                                                                      ---------

                NET ASSETS-100.00%                                 $352,841,257
                                                                   ------------
                                                                   ------------

*Non-income producing

The accompanying notes are an integral part of the financial statements.

EQUITY STATISTICAL SUMMARY

                                                                         EARNINGS PER SHARE
ARIEL FUND                                                          ----------------------------
(UNAUDITED)                                          52 - WEEK
                                                        RANGE         1998     1999      2000      1998     1999     2000    MARKET
                                TICKER   PRICE   -----------------   ACTUAL  ESTIMATED ESTIMATED   P/E      P/E      P/E      CAP.
COMPANY                         SYMBOL  9/30/99   LOW       HIGH    CALENDAR CALENDAR  CALENDAR  CALENDAR CALENDAR CALENDAR  ($MM)
Hunt Corp.                      HUN       8.19     7.94      15.38    0.80      1.00      1.13     10.2      8.2      7.2       85
Day Runner, Inc.                DAYR      8.38     8.38      23.00    1.16     -0.47      0.96      7.2       NM      8.7      100
Interface, Inc.                 IFSIA     5.13     4.63      14.75    0.87      0.48      0.69      5.9     10.7      7.4      273
General Binding Corp.           GBND     20.25    14.50      42.50    1.63      0.66      1.45     12.4     30.7     14.0      319
Shorewood Packaging Corp.       SWD      13.56    12.50      20.63    1.08      1.28      1.42     12.6     10.6      9.6      374
Department 56, Inc.             DFS      23.94    22.94      37.88    2.45      2.65      3.05      9.8      9.0      7.8      416
Grey Advertising, Inc.          GREY    368.00   263.00     408.00   18.98     -4.28     16.94     19.4       NM     21.7      459
Libbey, Inc.                    LBY      29.56    24.00      33.75    2.31      2.60      2.95     12.8     11.4     10.0      481
Littelfuse, Inc.                LFUS     22.25    16.00      25.25    0.86      1.06      1.25     25.9     21.0     17.8      488
Specialty Equipment Cos., Inc.  SEC      25.25    18.00      34.13    2.18      2.18      2.15     11.6     11.6     11.7      521
Wesley Jessen VisionCare, Inc.  WJCO     31.19    16.13      35.50    1.57      1.88      2.44     19.9     16.6     12.8      539
Graco, Inc.                     GGG      32.81    19.88      34.88    2.01      2.74      3.04     16.3     12.0     10.8      667
Brady Corp.                     BRC      32.00    18.50      36.31    1.49      1.89      1.96     21.5     16.9     16.3      722
Bob Evans Farms, Inc.           BOBE     20.38    17.88      26.88    1.30      1.50      1.66     15.7     13.6     12.3      804
HCC Insurance Holdings, Inc.    HCC      16.81    13.88      25.13    1.41      1.50      1.94     11.9     11.2      8.7      819
IDEX Corp.                      IEX      28.31    21.63      34.13    1.81      1.84      2.10     15.6     15.4     13.5      837
Hussmann International, Inc.    HSM      17.00    11.63      19.38    1.20      1.32      1.49     14.2     12.9     11.4      865
Arthur J. Gallagher & Co.       AJG      53.25    34.88      56.50    3.02      3.44      3.77     17.6     15.5     14.1      969
Horace Mann Educators Corp.     HMN      25.81    20.25      33.00    1.80      1.73      2.18     14.3     14.9     11.8    1,059
Longs Drug Stores, Inc.         LDG      29.88    28.00      44.50    1.64      1.83      2.05     18.2     16.3     14.6    1,174
Lee Enterprises                 LEE      27.38    21.81      31.50    1.41      1.55      1.77     19.4     17.7     15.5    1,215
International Game Technology   IGT      18.00    14.13      24.69    1.33      1.40      1.63     13.5     12.9     11.0    1,622
Rouse Company                   RSE      23.00    21.13      28.88    2.69      2.99      3.30      8.6      7.7      7.0    1,663
True North Communications, Inc. TNO      36.38    18.81      36.44    1.50      1.71      2.10     24.3     21.3     17.3    1,736
Central Newspapers, Inc.        ECP      44.50    27.41      45.63    1.78      2.33      2.70     25.0     19.1     16.5    1,823
Herman Miller, Inc.             MLHR     23.91    15.63      27.13    1.62      1.72      1.92     14.8     13.9     12.5    1,933
Whitman Corp.                   WH       14.25    14.13      25.44    0.61      0.59      0.71     23.4     24.2     20.1    2,020
McCormick & Company, Inc.       MKC      33.06    26.63      34.06    1.43      1.68      1.89     23.1     19.7     17.5    2,357
Leggett & Platt, Inc.           LEG      19.69    16.88      28.31    1.24      1.42      1.60     15.9     13.9     12.3    3,873
Hasbro, Inc.                    HAS      21.50    18.67      37.00    1.07      1.48      1.58     20.1     14.5     13.6    4,186
MBIA, Inc.                      MBI      46.63    46.06      71.88    4.58      4.70      5.30     10.2      9.9      8.8    4,659
CenturyTel, Inc.                CTL      40.63    30.04      49.00    1.41      1.66      1.86     28.8     24.5     21.8    5,668

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
      The Rouse Company numbers are before depreciation and deferred taxes. NM=Not Meaningful.


                                                                         EARNINGS PER SHARE
ARIEL FUND                                                          ----------------------------
(UNAUDITED)                                          52 - WEEK
                                                       RANGE          1998     1999      2000      1998     1999     2000    MARKET
                                TICKER   PRICE   -----------------   ACTUAL  ESTIMATED ESTIMATED   P/E      P/E      P/E      CAP.
COMPANY                         SYMBOL  9/30/99    LOW       HIGH   CALENDAR CALENDAR  CALENDAR  CALENDAR CALENDAR CALENDAR  ($MM)
Interface, Inc.                 IFSIA     5.13     4.63      14.75    0.87      0.48      0.69      5.9     10.7      7.4      273
Shorewood Packaging Corp.       SWD      13.56    12.50      20.63    1.08      1.28      1.42     12.6     10.6      9.6      374
Libbey, Inc.                    LBY      29.56    24.00      33.75    2.31      2.60      2.95     12.8     11.4     10.0      481
Littelfuse, Inc.                LFUS     22.25    16.00      25.25    0.86      1.06      1.25     25.9     21.0     17.8      488
Specialty Equipment Cos., Inc.  SEC      25.25    18.00      34.13    2.18      2.18      2.15     11.6     11.6     11.7      521
Brady Corp.                     BRC      32.00    18.50      36.31    1.49      1.89      1.96     21.5     16.9     16.3      722
Bob Evans Farms, Inc.           BOBE     20.38    17.88      26.88    1.30      1.50      1.66     15.7     13.6     12.3      804
Hussmann International, Inc.    HSM      17.00    11.63      19.38    1.20      1.32      1.49     14.2     12.9     11.4      865
Arthur J. Gallagher & Co.       AJG      53.25    34.88      56.50    3.02      3.44      3.77     17.6     15.5     14.1      969
Longs Drug Stores, Inc.         LDG      29.88    28.00      44.50    1.64      1.83      2.05     18.2     16.3     14.6    1,174
Lee Enterprises                 LEE      27.38    21.81      31.50    1.41      1.55      1.77     19.4     17.7     15.5    1,215
Houghton Mifflin Company        HTN      40.63    30.06      52.50    1.40      1.66      2.96     29.0     24.5     13.7    1,260
International Game Technology   IGT      18.00    14.13      24.69    1.33      1.40      1.63     13.5     12.9     11.0    1,622
Rouse Company                   RSE      23.00    21.13      28.88    2.69      2.99      3.30      8.6      7.7      7.0    1,663
Harte-Hanks, Inc.               HHS      25.19    17.38      29.25    0.88      1.03      1.19     28.6     24.5     21.2    1,757
Central Newspapers, Inc.        ECP      44.50    27.41      45.63    1.78      2.33      2.70     25.0     19.1     16.5    1,823
Herman Miller, Inc.             MLHR     23.91    15.63      27.13    1.62      1.72      1.92     14.8     13.9     12.5    1,933
Whitman Corp.                   WH       14.25    14.13      25.44    0.61      0.59      0.71     23.4     24.2     20.1    2,020
McCormick & Company, Inc.       MKC      33.06    26.63      34.06    1.43      1.68      1.89     23.1     19.7     17.5    2,357
Sybron Corp.                    SYB      26.88    17.50      30.81    1.02      1.25      1.50     26.3     21.5     17.9    2,789
Galileo International, Inc.     GLC      40.25    24.75      59.31    1.86      2.24      2.60     21.6     18.0     15.5    3,816
Leggett & Platt, Inc.           LEG      19.69    16.88      28.31    1.24      1.42      1.60     15.9     13.9     12.3    3,873
Equifax, Inc.                   EFX      28.13    26.75      45.00    1.34      1.55      1.83     21.0     18.1     15.4    4,043
Hasbro, Inc.                    HAS      21.50    18.67      37.00    1.07      1.48      1.58     20.1     14.5     13.6    4,186
MBIA, Inc.                      MBI      46.63    46.06      71.88    4.58      4.70      5.30     10.2      9.9      8.8    4,659
CenturyTel, Inc.                CTL      40.63    30.04      49.00    1.41      1.66      1.86     28.8     24.5     21.8    5,668
XL Capital Ltd.                 XL       45.00    41.94      79.50    4.50      4.65      5.25     10.0      9.7      8.6    5,736
Avery Dennison Corp.            AVY      52.75    39.38      69.63    2.15      2.50      2.80     24.5     21.1     18.8    5,993
Allergan, Inc.                  AGN     110.00    53.38     114.75    2.04      2.53      2.98     53.9     43.5     36.9    7,259
Franklin Resources, Inc.        BEN      30.56    26.50      45.63    1.86      1.86      2.15     16.4     16.4     14.2    7,706
Newell Rubbermaid, Inc.         NWL      28.56    27.00      52.00    1.99      1.67      2.10     14.4     17.1     13.6    8,052
The Clorox Company              CLX      38.25    37.56      66.47    1.53      1.56      1.86     25.0     24.5     20.6    9,027
Northern Trust Corp.            NTRS     83.50    58.81     100.00    3.04      3.45      3.95     27.5     24.2     21.1    9,308
Tribune Company                 TRB      49.75    22.38      49.97    1.27      1.51      1.70     39.2     32.9     29.3   11,792
Omnicom Group                   OMC      79.19    37.00      85.94    1.68      1.96      2.25     47.1     40.4     35.2   14,053
Pitney Bowes, Inc.              PBI      60.94    47.13      73.31    2.03      2.30      2.55     30.0     26.5     23.9   16,305
MBNA Corp.                      KRB      22.81    13.50      33.25    0.97      1.18      1.35     23.5     19.3     16.9   18,291
Carnival Corp.                  CCL      43.50    19.00      53.50    1.40      1.64      1.93     31.1     26.5     22.5   26,682

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
        The Rouse Company numbers are before depreciation and deferred taxes.

Dear Fellow Shareholder: For the third quarter ending September 30, 1999 the Ariel Premier Bond Fund, Institutional Class gained +0.6%, and the Investor Class +0.5%, versus a return of +0.7% for the Lehman Brothers Aggregate Index. For the one-year period ended September 30, 1999, the Ariel Premier Bond Fund, Institutional Class ranked in the top 9th percentile of Corporate Debt A-Rated Funds tracked by Lipper Analytical Services--specifically, the 14th best performer out of 162 funds. The Ariel Premier Bond Fund, Investor Class also fared well, ranking 26 out of 162 Corporate Debt A-Rated Funds over the same period.(1)

Yield spreads were volatile this quarter and positively correlated with changes in Treasury yields. That is, as yields rose in August, spreads widened sharply and then narrowed as yields declined into September. The recent spread performance was due largely to Y2K anxiety, anticipation of further Fed tightening and heavy debt issuance in the corporate and asset-backed sectors.

Overall, yields rose modestly during the quarter as the Fed raised short term interest rates. The persistently strong domestic economy, budding inflation pressures and stronger worldwide growth have combined to raise inflation expectations embedded in bond yields to levels that now exceed current inflation.

The Ariel Premier Bond Fund is currently structured to perform well in an environment of stable yields and narrower spreads. The good news is yields are stabilizing, reflecting modestly higher inflation expectations and some probability of further Fed tightening. The duration of the portfolio is neutral. Spreads, on the other hand, have a risk premium more typical of a deteriorating economic environment, most likely a reflection of Y2K risk aversion. These spreads are likely to narrow modestly during the fourth quarter with the potential for significant tightening after year-end. As a result, the Ariel Premier Bond Fund's spread overweight is currently 1.4 years, balanced between mortgage, corporate and asset-backed securities. In this environment, security selection within sectors is rewarded as spreads vary quite a bit, reflecting liquidity, structure and seasoning differences among issuers.

We appreciate the opportunity to serve you and, as always, welcome your questions and comments.

Sincerely,

/s/ John W. Rogers, Jr.          /s/ Kenneth R. Meyer

John W. Rogers, Jr.              Kenneth R. Meyer
President                        President
Ariel Capital Management, Inc.   Lincoln Capital Management Company

(1) LIPPER ANALYTICAL SERVICES, INC. IS A NATIONALLY RECOGNIZED ORGANIZATION THAT REPORTS PERFORMANCE AND CALCULATES RANKINGS FOR MUTUAL FUNDS. EACH FUND IS RANKED WITHIN A UNIVERSE OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES. RANKING IS BASED ON TOTAL RETURNS. ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS RANKED 32 OUT OF 133 AND 29 OUT OF 121 IN THE CORPORATE DEBT A-RATED FUNDS CATEGORY FOR THE THREE-YEAR AND SINCE INCEPTION (10/01/95) PERIODS ENDED 09/30/99, RESPECTIVELY. ARIEL PREMIER BOND FUND, INVESTOR CLASS RANKED 61 OUT OF 138 FUNDS IN THE CORPORATE DEBT A-RATED FUNDS CATEGORY FOR THE SINCE INCEPTION (02/01/97) PERIOD ENDED 09/30/99.

ARIEL PREMIER BOND FUND

Institutional Class Inception
October 1, 1995

Investor Class Inception
February 1, 1997


AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 1999 (assume reinvestment of dividends and capital gains)

                                       3rd Quarter       YTD        1 Year      3 Year         Life of Fund
---------------------------------------------------------------------------------------------------------------
Ariel Premier Bond Fund, Inst. Cl.      +0.6%           -0.5%       -0.3%        +6.3%            +5.7%
---------------------------------------------------------------------------------------------------------------
Ariel Premier Bond Fund, Inv. Cl.       +0.5%           -0.7%       -0.7%         --              +5.5%
---------------------------------------------------------------------------------------------------------------
Lehman Bros. Aggregate Bond Index       +0.7%           -0.7%       -0.4%        +6.8%            +6.3% (Inst.)
                                                                                                  +6.4% (Inv.)

[GRAPH]

           [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                            Ariel Premier Bond Fund Portfolio Composition     Lehman Aggregate Bond Index Portfolio Composition
Government & Agency                     9.1%                                              42.6%
Mortgage-Backed                        40.3%                                              33.9%
Corporate                              22.4%                                              20.8%
Asset-Backed                           21.4%                                               1.3%
Commercial Mortgage-Backed              2.0%                                               1.4%
Cash                                    4.8%                                               0%

COMPARISION OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER BOND FUND, INV. CL. AND COMPARABLE INDICES*

[GRAPH]

           [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

 GROWTH HYPOTHETICAL INSTITUTIONAL CLASS

                Ariel Premier Bond Fund, Inv. Cl.     Lehman Aggregate
  Oct-95               $1,000,000                        $1,000,000
  Dec-95               $1,035,122                        $1,042,614
  Mar-96               $1,009,187                        $1,024,120
  Jun-96               $1,018,867                        $1,029,953
  Sep-96               $1,039,607                        $1,048,996
  Dec-96               $1,067,709                        $1,080,467
  Mar-97               $1,063,762                        $1,074,431
  Jun-97               $1,101,595                        $1,113,887
  Sep-97               $1,135,857                        $1,150,901
  Dec-97               $1,165,544                        $1,184,770
  Mar-98               $1,182,644                        $1,203,205
  Jun-98               $1,210,570                        $1,231,317
  Sep-98               $1,251,681                        $1,283,385
  Dec-98               $1,254,703                        $1,287,699
  Mar-99               $1,254,835                        $1,281,308
  Jun-99               $1,240,901                        $1,270,046
  Sep-99               $1,248,564                        $1,278,665

COMPARISION OF CHANGE IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER BOND FUND, INST. CL. AND COMPARABLE INDICES*

[GRAPH]

           [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                Ariel Premier Bond Fund, Inv. Cl.     Lehman Aggregate
  Feb-97                $10,000                          $10,000
  Mar-97                 $9,930                           $9,914
  Jun-97                $10,265                          $10,278
  Sep-97                $10,573                          $10,619
  Dec-97                $10,838                          $10,932
  Mar-98                $10,997                          $11,102
  Jun-98                $11,234                          $11,361
  Sep-98                $11,616                          $11,841
  Dec-98                $11,621                          $11,882
  Mar-99                $11,611                          $11,823
  Jun-99                $11,482                          $11,719
  Sep-99                $11,541                          $11,798

Ariel Premier Bond Fund seeks to maximize total return through a combination of income and capital appreciation by investing in high-quality fixed income securities. The Fund may invest in investment-grade bonds including U.S. Government (and government agency) securities, corporate bonds, mortgage-related securities and asset-backed securities. Under normal conditions, at least 80% of the Fund's assets will be invested in fixed income securities rated A or better by the recognized rating agencies. Ariel Premier Bond Fund will not invest in "junk bonds" or other low-rated securities.

*Statistics represent past performance which is not indicative of future results. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

ARIEL PREMIER BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999


Par Value       ASSET-BACKED SECURITIES-21.55%                              Cost               Market Value
  $700,000      Americredit Auto Receivables, 98-B A4,
                6.06%, 12/12/2002                                           $699,913              $694,120
   750,000      Americredit Auto Receivables, 99-A A4,
                5.88%, 12/12/2005                                            749,854               735,848
   593,236      Associates Manufactured Housing,
                972A-3, 6.275%, 3/15/2028                                    593,063               595,170
 1,000,000      Auto Leasing Investors, 6.177%,
                8/12/2005+                                                 1,000,000               972,500
   650,000      BEA, 1998-2A A2A, 6.72%,
                6/15/2010+                                                   627,898               616,792
 1,285,000      Chase Credit Card Master Trust,
                1999-3A, 6.66%, 1/15/2007                                  1,284,568             1,284,794
  695,000       Circuit City Credit Card, 1995-1A,
                6.375%, 8/15/2005                                            705,911               697,717
 2,000,000      Contimortgage Home Equity, 97-A5,
                6.44%, 12/15/2012                                          2,017,751             1,997,400
 1,039,577      Credit Card Receivables Trust, 98-1,
                6.478%, 12/22/2004+                                        1,045,542             1,036,749
 2,000,000      EQCC Home Equity, 973-A9, 6.57%,
                2/15/2029                                                  1,984,071             1,957,500
   156,000      Fingerhut, 96-1A, 6.45%, 2/20/2002                           156,580               156,933
 1,800,000      First Omni, 96-AA, 6.65%, 9/15/2003                        1,820,736             1,820,664
 1,127,091      Fleetwood, 97BA, 6.40%, 5/15/2013                          1,125,634             1,126,065
   950,000      Greenpoint Manufacturing, 99-1 A2,
                6.01%, 8/15/2015                                             949,760               950,162
   500,000      Green Tree Financial, 98-A4, 6.09%,
                2/1/2030                                                     499,948               494,115
    45,276      Green Tree Financial, 1995-1 A5,
                8.40%, 6/15/2025                                              49,614                45,824
 1,415,000      Healthcare Rec., 99-1, 6.25%,
                2/1/2003+                                                  1,413,050             1,382,724
   721,387      IMC Excess Cash, 7.41%, 11/26/2028+                          721,360               613,179
 1,450,000      J.C. Penney Master Credit Card Trust,
                1990-C1, 9.625%, 6/15/2000                                 1,482,452             1,505,318
 1,445,000      MBNA Master Credit Card Trust,
                1999-JA, 7.00%, 2/15/2012                                  1,440,344             1,443,642
    91,801      The Money Store, 1996-1 A3, 6.85%,
                12/20/2002                                                    91,793                91,971
   450,000      Onyx Acceptance Auto Trust, 99-1 A2,
                5.83%, 3/15/2004                                             449,972               444,654
 1,440,000      Prime, 95-1A, 6.75%, 11/15/2005                            1,445,250             1,448,078
 3,091,486      Railcar Leasing, 971A, 6.75%,
                7/15/2006+                                                 3,131,299             3,118,536
 1,196,832      Railcar Trust, 92-A1, 7.75%,
                6/1/2004                                                   1,234,725             1,233,994
   940,000      Salomon Brothers Mortgage Sec.,
                97LB6A3, 6.76%, 12/25/2027                                   938,849               938,026
    73,334      Sears Credit Account, 96-2A, 6.50%,
                10/15/2003                                                    73,081                73,393


20

Par Value       ASSET-BACKED SECURITIES-21.55% (cont)                       Cost               Market Value
   $63,748      UCFC, 96-C1 A3, 7.15%, 12/15/2013                            $63,739               $63,818
 1,249,583      Union Acceptance Corp., 97AA2,
                6.375%, 10/8/2003                                          1,257,244             1,254,969
 2,630,000      Union Financial Services Taxable
                Student Loan, 98A A8, 5.50%,
                9/1/2005                                                   2,612,913             2,517,015
 1,880,000      World Financial, 96-AA, 6.70%,
                2/15/2004                                                  1,886,949             1,887,558
 2,184,382      World Omni Auto Lease, 97B3,
                6.18%, 11/25/2003                                          2,184,213             2,174,858
                                                                           ---------             ---------
                Total Asset-Backed Securities                             35,738,076            35,374,086
                                                                          ----------            ----------

                COMMERCIAL MORTGAGE-BACKED SECURITIES-1.96%
   400,000      CSFB, 97-C1 A1C, 7.24%, 4/20/2007                            414,670               399,524
   130,000      General Growth Properties,
                97-C1 A1, 6.537%, 11/15/2004+                                132,631               127,266
   550,000      GMAC Commercial, 99-1 A2,
                6.175%, 5/15/2033                                            558,289               510,488
 1,054,595      GS Mortgage Securities Corp.,
                98-GL11 A1, 6.312%, 4/13/2031                              1,076,633             1,026,205
   760,447      GS Mortgage Securities Corp.,
                99-C1 A1, 5.85%, 11/18/2030                                  761,788               728,866
   440,000      Morgan Stanley Capital I,
                1999-RM1 A2, 6.71%, 12/15/2031                               439,949               421,687
                                                                             -------               -------
                Total Commercial Mortgage-
                Backed Securities                                          3,383,960             3,214,036
                                                                           ---------             ---------

                CORPORATE DEBT-21.98%
   800,000      ACE INA Holdings, 8.30%, 8/15/2006                           798,245               809,000
 1,000,000      AES Ironwood LLC, 8.857%,
                11/30/2025+                                                1,000,000               980,310
   550,000      American Stores, 8.00%, 6/1/2026                             604,831               567,875
   615,000      Avalonbay Communities, 7.50%,
                8/1/2009                                                     612,152               595,302
   275,000      Bank of America Capital II, 7.70%,
                12/31/2026+                                                  289,103               257,125
   550,000      Bestfoods, 5.60%, 10/15/2097                                 424,428               392,563
   560,000      Camden Property Trust, 7.00%,
                4/15/2004                                                    557,102               540,400
 1,000,000      Citigroup Capital II, 7.75%,
                12/1/2036                                                  1,035,557               935,000
 1,575,000      Consumers Energy CMS, 6.20%,
                5/1/2003                                                   1,557,277             1,510,031
   700,000      Duke Realty LP, 7.30%, 6/30/2003                             699,432               695,625
 1,310,000      Edison International, Inc., 6.875%,
                9/15/2004                                                  1,300,001             1,293,625
  825,000       Edison Mission Energy, 7.73%,
                6/15/2009+                                                   824,814               823,969
  670,000       EMI Capital Records, Inc., 8.375%,
                8/15/2009+                                                   666,537               664,975
  515,000       FedEx, 7.60%, 7/1/2097                                       540,541               480,881
  680,000       FPL Group Capital, Inc., 7.625%,
                9/15/2006                                                    677,954               687,650
 1,100,000      GTE California, 6.75%, 5/15/2027                           1,150,987               998,250


21

Par Value       CORPORATE DEBT-21.98% (cont)                                Cost               Market Value
  $570,000      Keycorp Capital III, 7.75%,
                7/15/2029                                                   $565,482              $534,375
   500,000      Kohls Corp., 7.25%, 6/1/2029                                 472,337               473,675
   845,000      J.C. Penney Co., 7.625%, 3/1/2097                            777,737               731,981
   240,000      JP Morgan Capital Trust I, 7.54%,
                1/15/2027                                                    235,110               220,200
   880,000      Liberty Media Group, 8.50%,
                7/15/2029+                                                   877,602               880,000
   800,000      LSP Energy LP, 8.16%, 7/15/2025+                             800,000               751,872
 2,775,000      MCI WorldCom, Inc., 7.75%,
                4/1/2027                                                   3,032,287             2,896,406
   610,000      Mirage Resorts, 7.25%, 8/1/2017                              606,892               516,213
   300,000      News America Holdings, 7.25%,
                5/18/2018                                                    298,031               272,625
   730,000      Northwest Airlines Corp., 7.575%,
                3/1/2019                                                     730,000               685,974
 1,200,000      NRG Energy, Inc., 7.50%, 6/1/2009                          1,199,649             1,146,000
 1,200,000      Park Place Entertainment, 7.95%,
                8/1/2003+                                                  1,192,467             1,191,000
   650,000      Peco Energy Co., 7.38%, 4/6/2028                             650,000               567,937
 1,400,000      Philip Morris, 7.125%, 8/15/2002                           1,393,876             1,403,500
   700,000      PNC Funding Corp., 7.00%,
                9/1/2004                                                     697,023               697,375
   970,000      Principal Financial Group, 8.20%,
                8/15/2009+                                                   967,003               977,275
   775,000      Provident Companies, 6.375%,
                7/15/2005                                                    772,669               734,313
 1,220,000      Provident Companies, 7.00%,
                7/15/2018                                                  1,219,621             1,096,475
   675,000      Rohm & Haas Co., 7.85%,
                7/15/2029+                                                   674,508               687,656
 1,000,000      Safeco Capital Trust, 8.072%,
                7/15/2037                                                  1,000,000               905,000
   750,000      Security Capital Group, 7.75%,
                11/15/2003                                                   749,397               738,750
 1,000,000      Service Corp., 7.00%,  6/1/2015                            1,018,378               978,750
   730,000      Southern Cal Edison, 6.65%, 4/1/2029                         667,181               636,925
   775,000      Southern Energy, 7.90%, 7/15/2009+                           774,717               749,572
   845,000      Spieker Properties LP, 6.75%,
                1/15/2008                                                    784,294               778,456
   805,000      Suntrust Cap II, 7.90%,
                6/15/2027                                                    809,616               769,781
   580,000      Telecom De Puerto Rico, 6.80%,
                5/15/2009+                                                   558,263               545,832
   750,000      Virginia Electric Power, 6.75%,
                2/1/2007                                                     753,566               723,750
   560,000      Zurich Capital Trust, 8.376%,
                6/1/2037+                                                    595,601               548,800
                                                                             -------               -------
                Total Corporate Debt                                      37,612,268            36,073,049
                                                                          ==========            ==========

                U.S. GOVERNMENT AGENCIES-41.41%

                MORTGAGE-BACKED SECURITIES-40.51%
11,705,000      Fannie Mae, 6.00%, 10/1/20144 X                           11,211,195            11,251,431
13,900,000      Fannie Mae, 7.50%, 10/1/20294 X                           13,856,563            13,939,059


22

Par Value       U.S. GOVERNMENT AGENCIES-41.41% (cont)                      Cost               Market Value
                MORTGAGE-BACKED SECURITIES-40.51% (CONT)
$9,990,000      Freddie Mac, Gold,
                5.50%, 10/1/20144 X                                       $9,365,625            $9,409,281
 1,213,497      Freddie Mac, Gold,
                6.50%, 11/1/2025                                           1,147,376             1,173,670
32,005,000      Freddie Mac, Gold,
                6.50%, 10/1/20294 X                                       30,478,885            30,704,637
                                                                          ----------            ----------
                                                                          66,059,644            66,478,078
                                                                          ----------            ----------
                OTHER AGENCY ISSUES-0.90%
   939,677      Government Trust Certificate, Israel
                Trust, Series 2E, 9.40%, 5/15/2002                           977,076               961,994
   507,201      Pemex Exp. Trust, 95-A,
                7.66%, 8/15/2001                                             514,670               516,681
                                                                             -------               -------
                                                                           1,491,746             1,478,675
                                                                           ---------             ---------

                Total U.S. Government Agencies                            67,551,390            67,956,753
                                                                          ----------            ----------
                U.S. GOVERNMENT OBLIGATIONS-8.16%
   755,000      U.S. Treasury Bond,
                10.375%, 11/15/2012                                          946,706               948,235
 1,275,000      U.S. Treasury Bond,
                8.50%, 2/15/2020                                           1,632,497             1,566,401
 7,095,000      U.S. Treasury Bond,
                8.125%, 8/15/2021                                          8,536,244             8,472,494
   755,000      U.S. Treasury Note,
                7.50%, 11/15/2001                                            780,732               781,886
   200,000      U.S. Treasury Note,
                6.25%, 6/30/2002                                             203,136               202,636
 1,080,000      U.S. Treasury Note,
                6.50%, 10/15/2006                                          1,112,550             1,104,322
   320,000      U.S. Treasury Note,
                6.125%, 8/15/2007                                            318,905               320,262
                                                                          ----------            ----------

                Total U.S. Government
                Obligations                                               13,530,770            13,396,236
                                                                          ----------            ----------
                COMMERCIAL PAPER-40.74%
 3,200,000      Allied Signal, Inc., 5.30%,
                10/19/1999*                                                3,191,520             3,191,520
 3,200,000      American Express Corp., 5.28%,
                10/14/1999*                                                3,193,899             3,193,899
 3,200,000      American General Finance Group,
                5.28%, 10/14/1999*                                         3,193,899             3,193,899
 3,200,000      Associates First Capital Corp., 5.29%,
                10/13/1999*                                                3,194,357             3,194,357
 3,200,000      AT&T Corp., 5.28%, 10/12/1999*                             3,194,837             3,194,837
 3,200,000      Bell Atlantic Corp., 5.29%,
                10/13/1999*                                                3,194,357             3,194,357
 1,000,000      Cargill, Inc., 5.27%, 10/19/1999*                            997,365               997,365
 3,200,000      Caterpillar Inc., 5.29%, 10/14/1999*                       3,193,887             3,193,887
 3,200,000      Clorox Co., 5.27%, 10/14/1999*                             3,193,910             3,193,910
 3,200,000      Duke Energy Corp., 5.27%,
                10/14/1999*                                                3,193,910             3,193,910
 3,200,000      Ford Motor Credit, 5.30%,
                10/14/1999*                                                3,193,876             3,193,876


                                                                              23

Par Value       COMMERCIAL PAPER-40.74% (cont)                              Cost               Market Value
 $3,200,000     General Electric Capital Corp., 5.29%,
                10/14/1999*                                               $3,193,887            $3,193,887
 3,200,000      General Mills, Inc., 5.26%,
                10/18/1999*                                                3,192,052             3,192,052
 3,200,000      General Motors, 5.28%, 10/19/1999*                         3,191,552             3,191,552
 3,200,000      Household Finance Corp., 5.29%,
                10/14/1999*                                                3,193,887             3,193,887
 3,200,000      International Lease Finance Corp.,
                5.27%, 10/14/1999*                                         3,193,910             3,193,910
 3,200,000      John Deere Capital Corp., 5.28%,
                10/14/1999*                                                3,193,899             3,193,899
 3,200,000      MetLife Funding, Inc., 5.28%,
                10/15/1999*                                                3,193,429             3,193,429
 3,200,000      Nike, Inc., 5.28%, 10/19/1999*                             3,191,552             3,191,552
 3,200,000      Prudential Funding Corp., 5.30%,
                10/14/1999*                                                3,193,876             3,193,876
 3,200,000      Wells Fargo & Co., 5.28%,
                10/14/1999*                                                3,193,899             3,193,899
 2,000,000      Xerox Credit Corp., 5.26%,
                10/19/1999*                                                1,994,740             1,994,740
                                                                           ---------             ---------

                Total Commercial Paper                                    66,862,500            66,862,500
                                                                          ----------            ----------

Principal       REPURCHASE AGREEMENT-3.25%                                  Cost               Market Value
Amount
 $5,335,130     State Street Bank & Trust
                Company Repurchase
                Agreement, 4.25%, dated
                9/30/1999, repurchase price
                $5,335,760, maturing
                10/1/1999 (collateralized by
                U.S. Treasury Bond, 7.25%,
                8/15/2022)                                                $5,335,130            $5,335,130
                                                                          ----------            ----------

                Total Repurchase Agreement                                 5,335,130             5,335,130
                                                                           ---------             ---------

                Total Investments - 139.05%                             $230,014,094           228,211,790
                                                                        ============

                Liabilities less Other Assets - (39.05)%                                       (64,092,350)
                                                                                                ----------

                NET ASSETS - 100.00%                                                          $164,119,440
                                                                                              ============


+ Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

X      When-issued security.

* Security pledged as collateral for when-issued purchase commitment outstanding as of September 30, 1999.

The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities

SEPTEMBER 30, 1999

                                              ARIEL          APPRECIATION         PREMIER
                                              FUND               FUND            BOND FUND
                                              ----               ----            ---------
ASSETS:
  Investments in securities, at value
     (cost $180,594,174, $283,607,756
     and $230,014,094, respectively)       $216,736,721       $350,384,496      $228,211,790
  Cash                                               --                 --           482,458
  Dividends and interest receivable             216,595            422,496         1,155,211
  Receivable for securities sold                632,639          4,565,483                --
  Receivable for fund shares issued              63,626            648,067                --
  Prepaid and other assets                       12,941             26,347                --
                                                 ------             ------             -----
     Total assets                           217,662,522        356,046,889       229,849,459
                                            -----------        -----------       -----------

LIABILITIES:
  Payable for securities purchased            2,239,675          2,653,892        64,912,268
  Accrued management fee                        116,581            222,134            60,746
  Accrued distribution fee                       38,906             56,292               403
  Payable for shares redeemed                        10             88,613               100
  Shareholder distribution payable                   --                 --           756,502
  Other liabilities                             122,040            184,701                --
                                                 ------             ------             -----
     Total liabilities                        2,517,212          3,205,632        65,730,019
                                              ---------          ---------        ----------

NET ASSETS                                 $215,145,310       $352,841,257      $164,119,440
                                           ------------       ------------      ------------
                                           ------------       ------------      ------------
NET ASSETS CONSIST OF:
  Paid-in-capital                          $144,961,542       $259,422,897      $168,752,540
  Undistributed net investment income           422,164            414,410             4,432
  Accumulated net realized gain (loss)
     on investment transactions              33,619,057         26,227,210        (2,835,228)
  Net unrealized appreciation
     (depreciation) on investments           36,142,547         66,776,740        (1,802,304)
                                             ----------         ----------         ---------
     Total net assets                      $215,145,310       $352,841,257      $164,119,440
                                           ------------       ------------      ------------
                                           ------------       ------------      ------------

Shares outstanding (no par value)             5,662,514         10,427,756
     Institutional Class                                                          16,294,009
     Investor Class                                                                  264,899
Net asset value, offering and redemption
     price per share                             $37.99             $33.84
     Institutional Class                                                               $9.91
     Investor Class                                                                    $9.91

Statement of Operations

YEAR ENDED SEPTEMBER 30, 1999

                                              ARIEL          APPRECIATION         PREMIER
                                              FUND               FUND            BOND FUND
                                              ----               ----            ---------
INVESTMENT INCOME:
  Dividends                                  $2,560,364         $3,743,883    $          --
  Interest                                      527,944            797,904        9,577,529
                                                -------            -------        ---------
     Total investment income                  3,088,308          4,541,787        9,577,529
                                              ---------          ---------        ---------

EXPENSES:
  Management fees                             1,327,000          2,454,699          719,401
  Distribution fees                             510,385            818,233            5,998
  Transfer agent fees and expenses              417,760            561,490               --
  Printing and postage expenses                  92,857             83,913               --
  Professional fees                              83,726             87,432               --
  Federal and state registration fees            35,946             53,480               --
  Trustees' fees and expenses                    35,190             35,187               --
  Custody fees and expenses                      20,410             26,743               --
  Miscellaneous expenses                         20,367              5,814               --
                                                 ------              -----            -----
     Net expenses                             2,543,641          4,126,991          725,399
                                              ---------          ---------          -------

NET INVESTMENT INCOME                           544,667            414,796        8,852,130
                                                -------            -------        ---------

REALIZED AND UNREALIZED
  GAIN (LOSS):
  Net realized gain (loss) on investments    33,766,949         26,232,699       (2,564,439)
  Change in net unrealized appreciation/
     depreciation on investments            (11,439,201)         6,077,755       (6,754,988)
                                             ----------          ---------        ---------
  Net gain (loss) on investments             22,327,748         32,310,454       (9,319,427)
                                             ----------         ----------        ---------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS                           $22,872,415        $32,725,250        $(467,297)
                                            -----------        -----------        ---------
                                            -----------        -----------        ---------

 The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

                                                         ARIEL FUND               APPRECIATION FUND           PREMIER BOND FUND
                                                         ----------               -----------------           -----------------

                                                  Year Ended September 30,    Year Ended September 30,     Year Ended September 30,
                                                    1999         1998           1999           1998          1999          1998
                                                    ----         ----           ----           ----          ----          ----
OPERATIONS:
  Net investment income                           $544,667       $536,498      $414,796       $552,798   $8,852,130     $7,554,465
  Net realized gain (loss) on investments       33,766,949     17,160,907    26,232,699     25,325,874   (2,564,439)     1,888,489
  Change in net unrealized
     appreciation/depreciation on investments  (11,439,201)   (23,286,493)    6,077,755    (19,712,453)  (6,754,988)     3,368,397
                                                ----------     ----------     ---------     ----------    ---------      ---------
  Net increase (decrease) in net assets
    from operations                             22,872,415     (5,589,088)   32,725,250      6,166,219     (467,297)    12,811,351
                                                ----------      ---------    ----------      ---------      -------     ----------


DISTRIBUTION TO SHAREHOLDERS:
  Net investment income                           (386,173)      (580,333)     (271,554)      (393,585)  (8,852,130)    (7,558,515)
  Capital gains                                (17,212,926)   (14,358,164)  (25,199,149)   (17,505,645)  (1,862,283)      (832,076)
                                                ----------     ----------    ----------     ----------    ---------        -------
  Total distributions                          (17,599,099)   (14,938,497)  (25,470,703)   (17,899,230) (10,714,413)    (8,390,591)
                                                ----------     ----------    ----------     ----------   ----------      ---------


SHARE TRANSACTIONS:
  Shares sold                                   88,322,437    333,537,306   204,349,663    167,531,444   34,874,721     44,225,254
  Shares issued to holders in
     reinvestment of dividends                  16,411,876     13,762,375    23,137,652     16,077,043   10,661,004      7,716,011
  Shares redeemed                              (57,141,027)  (328,558,849)  (95,713,008)  (144,541,179) (21,990,508)   (19,005,303)
                                                ----------    -----------    ----------    -----------   ----------     ----------
  Net increase                                  47,593,286     18,740,832   131,774,307     39,067,308   23,545,217     32,935,962
                                                ----------     ----------   -----------     ----------   ----------     ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS         52,866,602     (1,786,753)  139,028,854     27,334,297   12,363,507     37,356,722

NET ASSETS:
  Beginning of year                            162,278,708    164,065,461   213,812,403    186,478,106  151,755,933    114,399,211
                                               -----------    -----------   -----------    -----------  -----------    -----------

  End of year (includes
  undistributed net investment
  income of $422,164, $254,687, $414,410,
  $262,188, $4,432 and $0, respectively)      $215,145,310   $162,278,708  $352,841,257   $213,812,403 $164,119,440   $151,755,933
                                              ------------   ------------  ------------   ------------ ------------   ------------
                                              ------------   ------------  ------------   ------------ ------------   ------------

The accompanying notes are an integral part of the financial statements.

Financial Highlights

                                                                    ARIEL FUND
                                                                    ----------

                                                             Year Ended September 30,
                                            1999(a)       1998        1997         1996         1995
                                            ----          ----        ----         ----         ----
   Net asset value, beginning of year       $36.49      $41.49       $30.58       $30.78       $28.84
   Income from investment operations:
     Net investment income                    0.10        0.13         0.07         0.18         0.36
     Net realized and unrealized gains
        (losses) on investments               5.20       (1.41)       12.62         4.24         3.51
                                              ----        ----        -----         ----         ----
   Total from investment operations           5.30       (1.28)       12.69         4.42         3.87

   Distributions to shareholders:
     Dividends from net investment
        income                               (0.08)      (0.14)          --        (0.44)       (0.23)
     Distributions from capital gains        (3.72)      (3.58)       (1.78)       (4.18)       (1.70)
                                              ----        ----        -----         ----         ----
   Total distributions                       (3.80)      (3.72)       (1.78)       (4.62)       (1.93)
                                              ----        ----        -----         ----         ----


   Net asset value, end of year             $37.99      $36.49       $41.49       $30.58       $30.78
                                            ------      ------       ------       ------       ------
                                            ------      ------       ------       ------       ------

   Total return                             14.18%     (3.83)%       43.25%       16.28%       14.38%

   Supplemental data and ratios:
     Net assets, end of year,
      in thousands                        $215,145     $162,279    $164,065     $109,770     $120,953
     Ratio of expenses to average
        net assets                           1.25%       1.21%        1.25%        1.31%        1.37%(b)
     Ratio of net investment income
        to average net assets                0.27%       0.30%        0.23%        0.57%        1.18%(b)
     Portfolio turnover rate                   38%         22%          20%          17%          16%

                                                                 APPRECIATION FUND
                                                                 -----------------

                                                              Year Ended September 30,
                                              1999        1998        1997         1996         1995
                                              ----        ----        ----         ----         ----
   Net asset value, beginning of year       $31.80       $33.70      $24.99       $22.76       $21.82
   Income from investment operations:
     Net investment income                    0.04         0.09        0.02         0.13         0.14
     Net realized and unrealized gains
        (losses) on investments               5.50         1.14       10.13         4.07         2.26
                                              ----         ----       -----         ----         ----
   Total from investment operations           5.54         1.23       10.15         4.20         2.40

   Distributions to shareholders:
     Dividends from net investment
        income                               (0.04)       (0.07)      (0.07)       (0.20)       (0.06)
     Distributions from capital gains        (3.46)       (3.06)      (1.37)       (1.77)       (1.40)
                                              ----         ----       -----         ----         ----
   Total distributions                       (3.50)       (3.13)      (1.44)       (1.97)       (1.46)
                                              ----         ----       -----         ----         ----


   Net asset value, end of year             $33.84       $31.80      $33.70       $24.99       $22.76
                                            ------       ------      ------       ------       ------
                                            ------       ------      ------       ------       ------

   Total return                             16.99%        3.40%      42.33%       19.60%       12.11%

   Supplemental data and ratios:
     Net assets, end of year,
      in thousands                        $352,841     $213,812    $186,478     $135,627     $143,312
     Ratio of expenses to average
        net assets                           1.26%        1.26%       1.33%        1.36%(b)     1.36%(b)
     Ratio of net investment income
        to average net assets                0.13%        0.25%       0.07%        0.50%(b)     0.61%(b)
     Portfolio turnover rate                   24%          20%         19%          26%          18%

(a)  Prior to February 1, 1999, the Ariel Fund was known as the Ariel Growth
     Fund.
(b) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.39% for the period ended 1995 for the Ariel Fund and 1.40% and 1.58% for the periods ended 1996 and 1995 for the Appreciation Fund; and the ratio of net investment income to average net assets would have been 1.16% for the period ended 1995 for the Ariel Fund and 0.46% and 0.39% for the periods ended 1996 and 1995 for the Appreciation Fund, respectively.

The accompanying notes are an integral part of the financial statements.

                               PREMIER BOND FUND
                               -----------------

                                                        INSTITUTIONAL CLASS                             INVESTOR CLASS
                                                                                                                 February 1, 1997(a)
                                                      Year Ended September 30,          Year Ended September 30,          to
                                           1999         1998         1997       1996      1999          1998      September 30, 1997
                                           ----         ----         ----       ----      ----          ----      ------------------
  Net asset value, beginning of year      $10.63       $10.30       $9.95      $10.00     $10.63       $10.29           $10.10
  Income from investment operations:
    Net investment income                   0.57         0.61        0.52        0.43       0.53         0.57             0.37
    Net realized and unrealized gains
       (losses) on investments             (0.60)        0.40        0.37       (0.04)     (0.60)        0.41             0.19
                                            ----         ----        ----        ----       ----         ----             ----
  Total from investment operations         (0.03)        1.01        0.89        0.39      (0.07)        0.98             0.56


  Distributions to shareholders:
    Dividends from net investment
       income                              (0.57)       (0.61)      (0.52)      (0.43)     (0.53)       (0.57)           (0.37)
    Distributions from capital gains       (0.12)       (0.07)      (0.02)      (0.01)     (0.12)       (0.07)              --
                                            ----         ----        ----        ----       ----         ----             ----
  Total distributions                      (0.69)       (0.68)      (0.54)      (0.44)     (0.65)       (0.64)           (0.37)
                                            ----         ----        ----        ----       ----         ----             ----


  Net asset value, end of year             $9.91       $10.63      $10.30       $9.95      $9.91       $10.63           $10.29
                                           =====       ======      ======       =====      =====       ======           ======
  Total return                           (0.25)%      10.20%       9.26%        3.96%    (0.65)%        9.34%           5.73%(b)

  Supplemental data and ratios:
    Net assets, end of year, in
       thousands                        $161,495     $149,977    $113,998     $15,367     $2,624       $1,779             $401
    Ratio of expenses to average
       net assets                          0.45%        0.45%       0.45%        0.48%     0.85%         0.85%           0.85%(c)
    Ratio of net investment income
       to average net assets               5.57%        5.86%       6.05%        5.85%     5.17%         5.46%           5.60%(c)
    Portfolio turnover rate                 396%          60%        218%         423%      396%           60%            218%

(a) Commencement of operations.
(b) Total return is not annualized.
(c) Annualized.

The accompanying notes are an integral part of the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 1999


1. ORGANIZATION

Ariel Growth Fund (doing business as Ariel Investment Trust) (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Ariel Fund, Appreciation Fund and Premier Bond Fund (the "Funds" or "Ariel Mutual Funds") are diversified portfolios of the Trust. The Premier Bond Fund has an Institutional Class and an Investor Class. Prior to February 1, 1999 the Ariel Fund was known as the Ariel GrowthFund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

INVESTMENT VALUATION - Securities for which market quotations are readily available are valued at the most recent closing price. If a closing price is not reported, equity securities for which reliable bid quotations are available are valued at the mean between bid and asked prices, and debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from one or more market makers for such securities. Short-term securities having a maturity of 60 days or less are valued at amortized cost which approximates market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Funds have complied to date with the provisions under Subchapter M of the Internal Revenue Code available to regulated investment companies.

As of September 30, 1999, the Premier Bond Fund had $1,569,364 of post-October 1998 capital losses which are deferred until 2000 for tax purposes.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis.

The Premier Bond Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to designate cash or other liquid assets equal to the value of the securities purchased. At September 30, 1999 the Fund had $65,304,408 in purchase commitments outstanding (40% of net assets), with a corresponding amount of assets designated.

EXPENSES - The Funds are charged for those expenses that are directly attributable to each portfolio. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not directly attributable to a portfolio are typically allocated among each portfolio in proportion to their respective net assets.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid at least annually for the Ariel Fund and Appreciation Fund and declared daily and paid monthly for the Premier Bond Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually.

SEPTEMBER 30, 1999


Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

                          Year Ended September 30, 1999
                                            Ariel Fund         Appreciation Fund                Premier Bond Fund
                                            ----------         -----------------                ------------------
                                                                                        Institutional           Investor
                                                                                        -------------           --------
Shares sold                                 2,261,607              5,706,840              3,154,315              235,779
Shares issued to holders in
  reinvestment of dividends                   417,815                658,066              1,025,661               13,484
Shares redeemed                            (1,463,765)            (2,660,008)            (1,989,194)            (151,766)
                                            ---------              ---------              ---------              -------
Net increase                                1,215,657              3,704,898              2,190,782               97,497
                                            =========              =========              =========              =======

                          Year Ended September 30, 1998
                                            Ariel Fund         Appreciation Fund                Premier Bond Fund
                                            ----------         -----------------                ------------------
                                                                                        Institutional           Investor
                                                                                        -------------           --------
Shares sold                                 8,005,752              4,885,967              4,089,595              157,274
Shares issued to holders in
  reinvestment of dividends                   345,863                491,344                739,559                4,110
Shares redeemed                            (7,859,564)            (4,187,549)            (1,793,634)             (32,982)
                                            ---------              ---------              ---------              -------
Net increase                                  492,051              1,189,762              3,035,520              128,402
                                            =========              =========              =========              =======

4. INVESTMENT TRANSACTIONS

Purchases and sales of securities, excluding short-term investments and U.S. government securities, for the year ended September 30, 1999 are summarized below:

                                             Ariel Fund             Appreciation Fund             Premier Bond Fund
                                             ----------             -----------------             -----------------
Purchases                                    $99,242,246              $182,375,702                  $73,235,409
Sales                                         73,114,253                73,409,141                   75,481,005

Purchases and sales of U.S. government securities for the Premier Bond Fund for the year ended September 30, 1999 were $567,148,229 and $531,090,205, respectively.

At September 30, 1999 the cost of securities on a tax basis was $180,718,349, $283,607,756 and $231,288,392 for the Ariel Fund, Appreciation Fund and Premier Bond Fund, respectively. Gross unrealized appreciation and depreciation on securities for federal income tax purposes were as follows:

                                             Ariel Fund             Appreciation Fund             Premier Bond Fund
                                             ----------             -----------------             -----------------
Unrealized appreciation                      $48,820,003               $91,363,334                     $225,800
Unrealized (depreciation)                    (12,801,631)              (24,586,594)                  (3,302,402)
                                              ----------                ----------                   ----------
   Net appreciation (depreciation)           $36,018,372               $66,776,740                  $(3,076,602)
                                              ==========                ==========                   ==========

It is management's intention to distribute future net realized capital gains to the extent that such gains exceed any available federal income tax capital loss carryforwards. For the year ended September 30, 1999, 55.7% and 77.1% of dividends paid from net investment income of the Ariel Fund and Appreciation Fund, respectively, qualifies for the dividend received deduction available to corporate shareholders.

SEPTEMBER 30, 1999

5. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory and administrative services agreement (the "Management Agreement") with Ariel Capital Management, Inc. (the "Adviser"). Pursuant to the Management Agreement, the Adviser is paid by the Ariel Fund and Appreciation Fund, a monthly fee at the annual rate of 0.65% and 0.75% of the first $500 million of average daily net assets, 0.60% and 0.70% of the next $500 million of average daily net assets and 0.55% and 0.65% on the average daily net assets in excess of $1 billion, respectively. The Adviser has agreed to reimburse each Fund for operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceeding, on a pro rata basis, 1.50% of the first $30 million of each Fund's average daily net assets and 1.00% of such assets in excess of $30 million.

The Trust has entered into an investment advisory agreement and administrative services agreement with the Adviser for the Premier Bond Fund. Pursuant to the agreements, the Fund pays the Adviser an investment advisory fee and administrative services fee based on the average daily net assets of the Institutional Class and the Investor Class at the annual rate of 0.35% and 0.10%, and 0.35% and 0.25%, respectively. Fees for these services are reported as Management Fees on the Statement of Operations. For the year ended September 30, 1999, the Fund paid the Adviser $556,736 and $162,665 in investment advisory and administrative services fees, respectively. The Adviser pays all of the Fund's expenses other than 12b-1 fees for the Investor Class, the investment advisory fee and administrative services fee, the expenses assumed by the Adviser under the administrative services agreement, interest, taxes, brokerage commissions and extraordinary expenses.

Lincoln Capital Management Company ("Lincoln Capital") is the sub-adviser of the Premier Bond Fund. Lincoln Capital manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to Lincoln Capital. Lincoln Capital receives fees from the Adviser at the annual rate of 0.30% of the average daily net assets up to $50 million, 0.20% for the next $50 million, 0.15% for the next $150 million and 0.10% for amounts greater than $250 million.

Pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a distribution plan which permits the Ariel Fund, Appreciation Fund and Premier Bond Fund, Investor Class to pay for certain expenses associated with the distribution of their shares up to 0.25% annually of each Fund's average daily net asset value. Payments have been made to Ariel Distributors, Inc., an affiliate of the Adviser.

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ARIEL MUTUAL FUNDS:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ariel Fund, Ariel Appreciation Fund, and Ariel Premier Bond Fund, comprising Ariel Investment Trust ("Ariel Mutual Funds"), as of September 30, 1999, the related statements of operations and changes in net assets and the financial highlights for the fiscal periods indicated therein. These financial statements and financial highlights are the responsibility of the Ariel Mutual Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the Ariel Mutual Funds at September 30, 1999, and the results of their operations, the changes in their net assets and the financial highlights for each of the fiscal periods indicated therein, in conformity with generally accepted accounting principles.

                                         Ernst & Young LLP


Chicago, Illinois
October 15, 1999

BOARD OF TRUSTEES

BERT N. MITCHELL, C.P.A. Bert is founder and chairman of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York, where he has also been a member of the accounting faculty. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. He is active in community affairs, philanthropy and politics.

MARIO L. BAEZA, ESQ. Chairman and CEO of Latin America Equity Partners, L.P., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

JAMES W. COMPTON Jim serves as the President and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College and serves on the board of directors of Commonwealth Edison Company and Unicom Corp.

WILLIAM C. DIETRICH, C.P.A. Bill is an independent financial consultant, specializing in early stage entrepreneurial companies. He has a B.A. from Georgetown University and serves on the board and program staff of the Shalem Institute, an internationally known ecumenical organization.

ROYCE N. FLIPPIN, JR. Royce is president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. Formerly, he was director of program advancement for the Massachusetts Institute of Technology. He earned his A.B. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and non-profit institutions.

JOHN G. GUFFEY, JR. Currently, John is treasurer of Silby, Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national non-profit organizations.

MELLODY HOBSON As senior vice president and director of marketing, Mellody oversees the servicing of Ariel Capital Management Inc.'s institutional clients, as well as the marketing of the Ariel Mutual Funds. She received an A.B. from Princeton University's Woodrow Wilson School. She serves as a Director of the Chicago Public Library as well as the Civic Federation of Chicago. Mellody works with a variety of civic institutions, including those affiliated with Princeton.

CHRISTOPHER G. KENNEDY Chris is executive vice president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart; The Washington Design Center; and New York's Decoration and Design Building. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on the board of directors of the Chicago Convention &Tourism Bureau; Boston-based Citizens Energy Corp. and Citizens Corp.; and the Greater Chicago Food Depository.

ERIC T. MCKISSACK, CFA In the capacity of vice chairman andco-chief investment officer of Ariel Capital Management, Inc., Eric is responsible for co-managing client and mutual fund portfolios. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and he earned his M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst. Eric serves on a variety of civic and corporate boards.

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